Restricted Cash	12 Months Ended
Dec. 31, 2025
Restricted Cash [Abstract]
RESTRICTED CASH

NOTE 7 — RESTRICTED CASH

Restricted cash represents amounts held by bank as security for banking facilities and therefore is not available for the Company’s use until such time as the banking facilities have been fulfilled or expired. The facilities include bank borrowings and a letter of guarantee. As of December 31, 2025, the bank borrowings of $2,727,955 are used to purchase the building with net carrying value of $4,221,256. The letter of guarantee of $120,513 (2024: $384,615) for operation from these banking facilities were utilized remaining unused portion of $1,417,948 (2024: $1,153,846) as of December 31, 2025.

As of December 31, 2024 and 2025, all restricted cash has original maturities of three months or less when acquired.